THIRD MODIFICATION AND REAFFIRMATION OF GUARANTY

         THIS THIRD MODIFICATION AND REAFFIRMATION OF GUARANTY ("Reaffirmation") dated as of June __, 2001, by FIRST AVIATION SERVICES, INC., a Delaware corporation with an office at 15 Riverside Avenue, Westport, Connecticut 06880 ("Guarantor") and in favor of HUDSON UNITED BANK, a state banking corporation with an office located at 87 Post Road East, Westport, Connecticut 06880 (the "Bank").


         PREMISES.

         1. Pursuant to a Guaranty dated as of March 30, 2000 and a certain Modification and Reaffirmation of Guaranty dated as of August 30, 2000 and a certain Second Reaffirmation of Guaranty dated as of April 27, 2001 (collectively, the "Guaranty"), the Guarantor has unconditionally guarantied the Obligations (as defined in the Guaranty) of Aerospace Products International, Inc., a Delaware corporation (the "Borrower") to Bank in accordance with the terms thereof and a certain Commercial Revolving Loan Agreement dated as of March 30, 2000, as amended by First Amendment to the Loan Agreement dated August 30, 2000, as amended by Second Amendment to the Commercial Revolving Loan and Security Agreement dated as of April 27, 2001 (collectively, the "Loan Agreement"). The Borrower has requested the Bank to consent to a third amendment of the Loan Agreement between the Borrower and the Bank, and as a condition of said consent, the Bank has required that Guarantor reaffirm its Guaranty pursuant hereto. The Guarantor understands and acknowledges that the Bank has relied on this Reaffirmation and on the continuing obligations of the Guarantor under the Guaranty in approving the modification and that, in the absence of this Reaffirmation, the Bank would have not done so.

     NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, Guarantor hereby agrees as follows:

         1. The quarterly Covenant Compliance Certificate of Guarantor which is to be furnished to the Lender pursuant to Section 4.2 of the Guaranty shall, among other requirements, disclose all "Junior Debt" of Borrower to Guarantor which is "Subordinated Debt" pursuant to a certain Subordination Agreement between Guarantor and Bank dated as of March 30, 2001. The Quarterly Covenant Compliance Certificate shall be substantially in the form of Exhibit A attached hereto and made a part hereof.

         2. Section 6.1 of the Guaranty is hereby amended and restated as follows:

            "6.1. Leverage Ratio. Permit the ratio of its Total Liabilities to Tangible Net Worth to be more than 1.25 to 1.0 for any fiscal quarter of the Guarantor, measured quarterly."

         3. The following is added to Section 4.2 of the Guaranty:

            "e. Within ten (10) days of issuance, proxy statements, management letters, reports, press releases and a copy of the annual audited report for such year for the Guarantor, together with a completed Covenant Compliance Certificate,

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            together with such other information regarding the operations, business affairs and financial condition of the Borrower, the Guarantor or any Subsidiary of the Borrower, or compliance with the terms of any Loan Documents, as the Bank may reasonably request."

         4. Guarantor acknowledges and reaffirms the Guaranty pursuant to, and in accordance with, the terms thereof. Without limiting the generality of the foregoing or of the Guaranty, Guarantor acknowledges and agrees that it is fully aware of the third amendment of the Note and Loan Agreement (collectively, the "Amendment") and the terms thereof and that notwithstanding the Amendment or any Loan Document (as defined in the Loan Agreement), Guarantor remains liable for the full amount of the Obligations in accordance with the terms of the Guaranty, its Obligations under the Guaranty are and continue in full force and effect and that the Amendment does not and shall not, in any way, impair, discharge or limit the obligations of Guarantor hereunder or under such Guaranty.

         5. No amendment, modification, termination, or waiver of any provision of this Reaffirmation nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless in writing and signed by the Bank and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

         6. Guarantor reaffirms that the provisions of this Reaffirmation shall not be construed as superseding, limiting or expanding the Guaranty, which Guaranty continues in full force and effect. The terms hereof shall be in addition to and not in lieu of, the terms of the Guaranty.

         7. Severability. If any clause or provision of this Reaffirmation is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Reaffirmation will not be affected thereby.

         8. Successors and Assigns. This Reaffirmation shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Guarantor shall not assign this Reaffirmation, or any related document, or any of its rights without the prior written consent of the Lender.

         9. Governing Law; Consent to Jurisdiction. This Reaffirmation is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Connecticut and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said State; and no defense given or allowed by the laws of any other State or Country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Connecticut. The undersigned irrevocably appoints Aaron Hollander and each and every officer of the undersigned as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Reaffirmation or any other Loan Document (as defined in the Loan Agreement). The undersigned hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut or,

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at the option of Bank, any court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, and that such action or proceeding may be commenced by service of process on any such officer. The undersigned agrees that the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the undersigned. The undersigned agrees not to assert any defense to any proceeding initiated by Bank based upon improper venue or inconvenient forum.

         10. THE GUARANTOR ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THE NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY DESIRE TO USE, AND FURTHER, WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS REAFFIRMATION THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

         11. THE GUARANTOR WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS REAFFIRMATION OR THE FINANCING TRANSACTION OF WHICH THIS REAFFIRMATION IS A PART OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.



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     IN WITNESS WHEREOF, the Guarantor, intending to be legally bound hereby, has duly executed this Reaffirmation as of the date and year first above written.

                                                   FIRST AVIATION SERVICES, INC.


                                                   By: _____________________
                                                   Name:
                                                   Its

                                                   HUDSON UNITED BANK


                                                   By: _____________________
                                                   Name:  Allison M. Knapp
                                                   Its Vice President


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                                    EXHIBIT A

                         COVENANT COMPLIANCE CERTIFICATE

I, ___________________, do hereby certify that I am the __________________ of
First Aviation Services, Inc. (the "Guarantor"), and that, as such, I am duly authorized to execute and deliver this Certificate on the Guarantor's behalf pursuant to Section 4.2 of the Guaranty dated March ___, 2000, in favor of Hudson United Bank ("Bank") (as the same may be amended or otherwise modified from time to time, the "Guaranty"). Capitalized terms used herein that are defined in the Commercial Revolving Loan and Security Agreement between Aerospace Products International, Inc. and the Bank shall have the meanings therein defined.

         1. The Leverage Ratio (determined as of the end of the immediately preceding quarter) is _____:1.00, computed as shown on Schedule 1.

         2. Borrower is indebted to Guarantor in the amount of $_________, which amount is "Junior Debt" as defined by and subject to the terms and conditions of a certain Subordination Agreement dated March 30, 2000 between Guarantor, Borrower and Bank.

         3. The Guarantor is in compliance with all terms, covenants and conditions of the Guaranty, there exists no Default or Event of Default, since the Closing Date, there has occurred no Material Adverse Change since the Closing Date, and the representations and warranties contained in each of the Loan Documents are true and correct.

         IN WITNESS WHEREOF, I have executed this Certificate on this ____ day of ______, 2001.

                                               FIRST AVIATION SERVICES, INC.



                                               By:__________________________
                                                    Its